                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05400

                     Morgan Stanley Government Income Trust
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Government Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.


MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the year ended September 30, 2006

MARKET CONDITIONS


Several events shaped fixed-income market trends during the 12-month review period. Energy prices rose sharply through 2005, though their rise failed to interrupt positive economic momentum. In fact, real GDP growth averaged near 4 percent for the calendar year.

The first months of 2006 provided few surprises in the bond market. The Federal Open Market Committee (the "Fed") continued to raise the target federal funds rate by 25 basis points at each of its meetings during the first half of the year, bringing the rate to 5.25 percent at the end of June.

Also as expected, comments made by Fed members after their May and June meetings indicated that they would rely heavily on economic data in making future decisions concerning the direction of interest rates. Based on these comments, it appears that the Fed will be driven by the weight of the economic data more so now than perhaps at anytime over the past few years.

In the last months of the period, in response to widespread expectations of a pause in the Fed's tightening campaign, the U.S. bond market enjoyed the best run of positive returns since the Fed began its tightening cycle in 2004. In fact, despite negative returns in the first half of 2006, all fixed-income asset classes ended September with positive year-to-date returns. As anticipated, the Fed did finally pause in August, ending a record two-year run of 17 consecutive rate increases. At its September meeting, the Fed again kept its target rate unchanged.

Due mainly to concerns about inflation and increased risk in the corporate market, the credit sector had trouble keeping pace with other fixed-income sectors. Within the investment-grade portion of the market, the financial sector outpaced both utilities and industrials, while industrials posted the highest returns within the below-investment-grade sector.

Agency and mortgage issues posted the highest returns of the government sectors while Treasuries underperformed due to their high sensitivity to fluctuating interest rates. Overall, across the government asset class, shorter-dated issues outperformed longer-dated issues. Early in the period, when yields were rising, higher-coupon mortgages performed well as mortgage prepayments slowed. In the last months of the period, however, lower-coupon mortgages outperformed in response to a decline in yields.

PERFORMANCE ANALYSIS


For the 12 month period ended September 30, 2006, the net asset value (NAV) of Morgan Stanley Government Income Trust (GVT) decreased from $9.78 to $9.70 per share. Based on this change plus reinvestment of dividends totaling $0.42 per share, the Trust's total NAV return was 4.04 percent. GVT's value on the New York Stock Exchange (NYSE) moved from $8.87 to $8.89 per share during the same period. Based on this change plus reinvestment of dividends, the Trust's total market return was 5.13 percent. GVT's NYSE market price was at a 8.35 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the fourth quarter of 2006, declared in September, were unchanged at $0.035 per share. The dividend reflects the current level of the Trust's net investment income.

During the period, we kept the Trust's overall duration* relatively muted. This conservative posture was beneficial as interest rates rose across the market during the first nine months of the reporting year, but detracted from performance in the last quarter when rates sharply declined.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

While an underweight to the agency sector of the portfolio detracted slightly from performance, a focus on higher-coupon mortgages with slow prepayments, and shorter-dated Treasuries contributed positively to overall returns.

----------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

   PORTFOLIO COMPOSITION**
   U.S. Government Agencies -- Mortgage Backed         34.2%
   U.S. Government Obligations                         33.8
   Short-Term Investments                              19.5
   U.S. Government Agencies -- Bonds & Notes            7.3
   U.S. Government Agencies -- CMOs                     4.9
   Foreign Government Obligation                        0.3

   LONG-TERM CREDIT ANALYSIS
   AAA                                               100%

** Does not include open long futures contracts with an underlying face amount of $36,481,689 with unrealized appreciation of $339,569 and open short futures contracts with an underlying face amount of $66,980,875 with unrealized depreciation of $221,377.

Data as of September 30, 2006. Subject to change daily. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The Board concluded that the Trust's performance was competitive with that of its performance peer group.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the advisory and administrative fee (together, the "management fee") rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE         VALUE
-------------------------------------------------------------------------------------------------
            U.S. Government Obligations (35.5%)
            U.S. Treasury Bonds
$  5,000    02/15/29....................................................    5.25%   $  5,288,675
     500    08/15/27....................................................    6.375        600,391
   6,300    02/15/25....................................................    7.625      8,416,901
  27,200    08/15/21....................................................    8.125     36,656,270
   7,840    02/15/20....................................................    8.50      10,686,289
   7,240    08/15/20....................................................    8.75      10,106,026
            U.S. Treasury Notes
  15,000    05/15/07....................................................    3.125     14,833,605
   3,500    11/15/06....................................................    3.50       3,495,079
   7,980    02/15/13....................................................    3.875      7,667,352
   8,000    05/15/14....................................................    4.75       8,070,320
   4,000    06/30/11....................................................    5.125      4,089,532
                                                                                    ------------
            Total U.S. Government Obligations (Cost $105,797,044)................    109,910,440
                                                                                    ------------
            U.S. Government Agencies - Mortgage-Backed Securities (36.0%)
            Federal Home Loan Mortgage Corp. (4.9%)
   3,500    *...........................................................    4.50       3,271,406
   1,700    *...........................................................    5.50       1,698,938
   6,050    05/01/21 - 09/01/21.........................................    5.50       6,048,305
     566    07/01/28 - 02/01/33.........................................    6.50         578,597
   1,905    10/01/26 - 05/01/33.........................................    7.50       1,973,797
     273    11/01/23 - 02/01/31.........................................    8.00         287,149
     429    01/01/19 - 02/01/19.........................................    9.50         464,610
     558    10/01/09 - 08/01/20.........................................   10.00         614,310
     303    08/01/14 - 05/01/19.........................................   10.50         336,466
                                                                                    ------------
                                                                                      15,273,578
                                                                                    ------------
            Federal Home Loan Mortgage Corp. ARM (0.6%)
     599    07/01/34....................................................    3.518        588,432
   1,212    08/01/34....................................................    4.161      1,205,608
                                                                                    ------------
                                                                                       1,794,040
                                                                                    ------------
            Federal National Mortgage Assoc. (11.4%)
   1,800    01/01/08....................................................    3.92       1,776,821
   3,377    06/01/29 - 02/01/33.........................................    6.50       3,453,652
  10,412    10/01/13 - 10/01/35.........................................    7.00      10,720,578
  12,300    *...........................................................    7.00      12,633,063
   3,668    01/01/22 - 09/01/35.........................................    7.50       3,802,870
   2,255    12/01/21 - 02/01/32.........................................    8.00       2,384,092

8
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE         VALUE
-------------------------------------------------------------------------------------------------
$    319    07/01/24 - 06/01/25.........................................    8.50%   $    342,938
      31    04/01/15 - 03/01/21.........................................    9.00          32,965
      85    09/01/19 - 01/01/21.........................................    9.50          92,764
                                                                                    ------------
                                                                                      35,239,743
                                                                                    ------------
            Federal National Mortgage Assoc. ARM (17.1%)
     636    07/01/34....................................................    3.604        635,516
     764    09/01/34....................................................    4.12         757,176
     795    10/01/34....................................................    4.126        801,352
   2,351    02/01/34....................................................    4.323      2,334,314
     648    10/01/34....................................................    4.378        646,595
   1,495    08/01/36....................................................    4.541      1,538,459
   8,335    01/01/35....................................................    4.732      8,502,436
     971    07/01/33....................................................    5.834        985,069
   5,804    01/01/36....................................................    6.417      6,002,548
   8,681    01/01/36 - 03/01/36.........................................    6.42       8,978,124
   3,213    03/01/36....................................................    6.479      3,323,110
   2,967    07/01/36....................................................    6.731      3,051,302
   3,013    05/01/36....................................................    6.905      3,118,862
   5,834    04/01/36....................................................    6.921      6,076,506
   3,796    04/01/36....................................................    6.939      3,928,640
   2,036    03/01/36....................................................    7.256      2,107,695
                                                                                    ------------
                                                                                      52,787,704
                                                                                    ------------
            Government National Mortgage Assoc. (1.7%)
   1,415    03/15/26 - 03/15/29.........................................    6.00       1,437,000
     596    06/15/28 - 08/15/29.........................................    6.50         613,143
     523    12/15/22 - 10/15/29.........................................    7.50         544,531
     742    06/15/16 - 01/15/30.........................................    8.00         783,071
   1,272    04/15/21 - 11/15/24.........................................    8.50       1,374,590
     415    06/15/17 - 02/15/25.........................................    9.00         448,569
      42    12/15/19 - 08/15/20.........................................    9.50          45,419
                                                                                    ------------
                                                                                       5,246,323
                                                                                    ------------
            Government National Mortgage Assoc. II (0.3%)
     717    03/20/26 - 05/20/29.........................................    6.50         735,634
      49    11/20/29....................................................    7.50          50,189
                                                                                    ------------
                                                                                         785,823
                                                                                    ------------
            Total U.S. Government Agencies - Mortgage-Backed Securities (Cost
            $110,433,114)........................................................    111,127,211
                                                                                    ------------

                                                                               9
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE         VALUE
-------------------------------------------------------------------------------------------------
            U.S. Government Agencies - Bonds & Notes (7.7%)
            Federal Home Loan Bank,
$ 10,400    04/15/09....................................................    3.00%   $  9,945,114
            Federal Home Loan Mortgage Corp.
   7,550    09/15/09....................................................    6.625      7,898,485
            Federal National Mortgage Assoc.
   1,350    06/15/10....................................................    7.125      1,451,638
   1,550    01/15/10....................................................    7.25       1,660,177
            Tennessee Valley Authority
   2,235    05/01/30....................................................    7.125      2,836,743
                                                                                    ------------
            Total U.S. Government Agencies - Bonds & Notes (Cost $23,998,852)....     23,792,157
                                                                                    ------------
            U.S. Government Agencies - Collateralized Mortgage Obligations (5.2%)
            Federal Home Loan Mortgage Corp.
   1,299    2778 FV 03/15/34............................................    5.93+      1,304,553
   1,800    Whole Loan 2005 - S001 2A2 09/25/45.........................    5.48+      1,807,153
            Federal National Mortgage Assoc.
   1,802    2002 - 77 FH 12/18/32.......................................    5.73+      1,819,387
   3,738    2006-5 2A1 11/25/28.........................................    5.38+      3,742,229
   2,905    2006-28 1A1 03/25/36........................................    5.44+      2,904,558
  33,865    2006-28 1P IO 03/25/36......................................   0.901+        873,078
   1,340    Grantor Trust 2004 - T5 A11 05/28/35........................    5.59+      1,343,697
     302    Grantor Trust 2004 - T5 A13 05/28/35........................    5.60+        302,455
   1,852    Whole Loan 2005 - W2 A1 05/25/35............................    5.53+      1,859,357
                                                                                    ------------
            Total U.S. Government Agencies - Collateralized Mortgage Obligations
            (Cost $15,937,227)...................................................     15,956,467
                                                                                    ------------
            Foreign Government Obligation (0.3%)
MXN 8,300   Mexican Fixed Rate Bond (Series M20) (Mexico) 12/05/24 (Cost
              $758,453)                                                    10.00         861,532
                                                                                    ------------
NUMBER OF
CONTRACTS
---------
            Put Option Purchased (0.0%)
     187    90 day Euro $
            June/2007 @ $94.25 (Cost $63,800)                                             15,428
                                                                                    ------------

10
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE         VALUE
-------------------------------------------------------------------------------------------------
            Short-Term Investments (20.5%)
            U.S. Government Obligation (a) (0.2%)
$    800    U.S. Treasury Bill 01/11/07** (Cost $788,463)...............    5.09%   $    788,576
                                                                                    ------------
            Repurchase Agreement (20.3%)
  62,732    Joint repurchase agreement account due 10/02/06 (dated
              09/29/06; proceeds $62,759,837) (b) (Cost $62,732,000)....    5.325     62,732,000
                                                                                    ------------
            Total Short-Term Investments (Cost $63,520,463).............              63,520,576
                                                                                    ------------
            Total Investments (Cost $320,508,953) (c)(d)................  105.2%     325,183,811

            Liabilities in Excess of Other Assets.......................   (5.2)     (15,982,893)
                                                                          -----     ------------
            Net Assets..................................................  100.0%    $309,200,918
                                                                          =====     ============


---------------------

    ARM  Adjustable Rate Mortgage.
    IO   Interest Only Security.
    MXN  Mexican New Peso.
     *   Security purchased on a forward commitment basis with an
         approximate principal amount and no definite maturity date;
         the actual principal amount and maturity date will be
         determined upon settlement.
    **   A portion of this security has been physically segregated in connection with open futures contracts in the amount equal to $54,935.
     +   Floating rate security, rate shown is the rate in effect at
         September 30, 2006.
    (a)  Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market
         equivalent yield.
    (b)  Collateralized by federal agency and U.S. Treasury
         obligations.
    (c)  Securities have been designated as collateral in an amount equal to $120,448,269 in connection with securities
         purchased on a forward commitment basis and open futures
         contracts.
    (d)  The aggregate cost for federal income tax purposes is
         $325,897,288. The aggregate gross unrealized appreciation is
         $1,158,947 and the aggregate gross unrealized depreciation is $1,872,424, resulting in net unrealized depreciation of
         $713,477.

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 continued

FUTURES CONTRACTS OPEN AT SEPTEMBER 30, 2006:

                            DESCRIPTION,            UNDERLYING      UNREALIZED
NUMBER OF   LONG/          DELIVERY MONTH          FACE AMOUNT     APPRECIATION
CONTRACTS   SHORT             AND YEAR               AT VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------
   252       Long   U.S. Treasury Notes 5 Year,
                      December 2006                $26,589,939      $ 182,061
    88       Long   U.S. Treasury Bonds 30 Year,
                      December 2006                  9,891,750        157,508
    54              U.S. Treasury Notes 10 Year,
            Short     December 2006                 (5,835,375)       (42,180)
   299              U.S. Treasury Notes 2 Year,
            Short     December 2006                (61,145,500)      (179,197)
                                                                    ---------
                    Net Unrealized Appreciation................     $ 118,192
                                                                    =========

12
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006

Assets:
Investments in securities, at value
  (cost $320,508,953) (including a repurchase agreement of
  $62,732,000)..............................................  $325,183,811
Receivable for:
    Investments sold........................................     2,212,800
    Interest................................................     1,921,218
    Principal paydowns......................................       123,893
    Variation margin........................................         3,330
Prepaid expenses and other assets...........................        19,370
                                                              ------------
    Total Assets............................................   329,464,422
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................    19,812,922
    Investment advisory fee.................................       158,308
    Shares of beneficial interest repurchased...............        91,819
    Administration fee......................................        24,355
    Transfer agent fee......................................         8,305
Accrued expenses and other payables.........................       167,795
                                                              ------------
    Total Liabilities.......................................    20,263,504
                                                              ------------
    Net Assets..............................................  $309,200,918
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $315,651,104
Net unrealized appreciation.................................     4,793,005
Dividends in excess of net investment income................    (1,949,171)
Accumulated net realized loss...............................    (9,294,020)
                                                              ------------
    Net Assets..............................................  $309,200,918
                                                              ============
Net Asset Value Per Share
31,880,656 shares outstanding (unlimited shares authorized
of $.01 par value)..........................................         $9.70
                                                              ============

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended September 30, 2006

Net Investment Income:
Interest Income.............................................  $14,435,464
                                                              -----------
Expenses
Investment advisory fee.....................................    1,624,520
Administration fee..........................................      249,926
Custodian fees..............................................       86,187
Professional fees...........................................       76,812
Transfer agent fees and expenses............................       63,644
Shareholder reports and notices.............................       51,823
Trustees' fees and expenses.................................       11,539
Registration fees...........................................          125
Other.......................................................       64,772
                                                              -----------
    Total Expenses..........................................    2,229,348
Less: expense offset........................................         (293)
                                                              -----------
    Net Expenses............................................    2,229,055
                                                              -----------
    Net Investment Income...................................   12,206,409
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments.................................................   (1,391,971)
Futures contracts...........................................    1,819,839
Options contracts...........................................       11,378
                                                              -----------
    Net Realized Gain.......................................      439,246
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................   (2,087,672)
Futures contracts...........................................     (473,913)
Options contracts...........................................      (48,372)
Translation of other assets and liabilities denominated in
  foreign currencies........................................          (45)
                                                              -----------
    Net Depreciation........................................   (2,610,002)
                                                              -----------
    Net Loss................................................   (2,170,756)
                                                              -----------
Net Increase................................................  $10,035,653
                                                              ===========

14
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                              ------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................     $ 12,206,409         $ 11,194,383
Net realized gain...........................................          439,246            1,511,695
Net change in unrealized appreciation/depreciation..........       (2,610,002)          (1,908,269)
                                                                 ------------         ------------
    Net Increase............................................       10,035,653           10,797,809
                                                                 ------------         ------------
Dividends and Distributions to Shareholders from:
Net investment income.......................................      (13,611,300)         (13,457,225)
Net realized gain...........................................        --                    (589,000)
                                                                 ------------         ------------
    Total Dividends and Distributions.......................      (13,611,300)         (14,046,225)
                                                                 ------------         ------------

Decrease from transactions in shares of beneficial
  interest..................................................       (8,696,921)          (9,992,155)
                                                                 ------------         ------------
    Net Decrease............................................      (12,272,568)         (13,240,571)
Net Assets:
Beginning of period.........................................      321,473,486          334,714,057
                                                                 ------------         ------------
End of Period
(Including dividends in excess of net investment income of
$1,949,171 and $1,472,753, respectively)....................     $309,200,918         $321,473,486
                                                                 ============         ============

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006

1. Organization and Accounting Policies

Morgan Stanley Government Income Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) certain portfolio securities may be valued by an outside pricing service approved by the Trust's Trustees; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; (5) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Trust may also invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Options -- When the Trust writes a call or put option, an amount equal to the premium received is included in the Trust's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Trust enters into a closing purchase transaction, the Trust realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Trust realizes a gain or loss from the sale of the underlying security and/or currency and the proceeds from such sale are increased by the premium originally received.

When the Trust purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Trust will realize a loss to the extent of the premium paid. If the Trust enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Trust are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Trust records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Trust pays the Investment Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.52% to the Trust's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, accrued weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2006 aggregated $350,508,872 and $385,688,369, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2006 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,508. At September 30, 2006, the Trust had an accrued pension liability of $64,163 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 2004.................................  33,993,474   $339,934    $334,000,246
Treasury shares purchased and retired (weighted average
  discount 8.965%)*.........................................  (1,118,618)   (11,186)     (9,980,969)
                                                              ----------   --------    ------------
Balance, September 30, 2005.................................  32,874,856    328,748     324,019,277
Treasury shares purchased and retired (weighted average
  discount 9.039%)*.........................................    (994,200)    (9,942)     (8,686,979)
                                                              ----------   --------    ------------
Balance, September 30, 2006.................................  31,880,656   $318,806    $315,332,298
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Dividends

On September 26, 2006, the Trust declared the following dividends from net investment income:

   AMOUNT         RECORD             PAYABLE
  PER SHARE        DATE                DATE
  ---------  -----------------  ------------------
   $0.035     October 6, 2006    October 20, 2006
   $0.035    November 3, 2006   November 17, 2006
   $0.035    December 8, 2006   December 22, 2006

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                    ENDED                ENDED
                                                              SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                              ------------------   ------------------
Ordinary income.............................................     $13,611,300          $14,046,225
                                                                 ===========          ===========

As of September 30, 2006, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income...............................     $ 1,439,633
Undistributed long-term gains...............................        --
                                                                 -----------
Net accumulated earnings....................................       1,439,633
Capital loss carryforward*..................................      (5,124,550)
Post-October losses.........................................      (2,035,317)
Temporary differences.......................................         (64,802)
Net unrealized depreciation.................................        (665,150)
                                                                 -----------
Total accumulated losses....................................     $(6,450,186)
                                                                 ===========

* As of September 30, 2006, the Trust had a net capital loss carryforward of $5,124,550 of which $883,796 will expire on September 30, 2013 and $4,240,754 will expire on September 30, 2014 to offset future capital gains to the extent provided by regulations.

As of September 30, 2006, the Trust had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Trust's next taxable year), book amortization of premiums on debt securities and deferred losses on straddles and permanent book/tax differences attributable to losses on paydowns and tax adjustments on debt securities sold by the Trust. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and dividends in excess of net investment income was credited $928,473.

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 continued

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on the cash balances maintained by the Trust with the transfer agent and custodian.

8. Purposes of and Risks Relating to Certain Financial Instruments

For hedging and investment purposes, the Trust may engage in transactions in listed and over-the-counter options and interest rate futures or in the case of forward contracts, to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of underlying securities or currencies. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust will adopt FIN 48 during 2007 and the impact to the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

10. Subsequent Event -- Trust Merger

On October 31, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization ("Reorganization") whereby the assets of the Trust would be combined with those of Morgan Stanley U.S. Government Securities Trust ("Government Securities") in exchange for Class D shares of Government Securities. The Reorganization is subject to the approval of the Trust's shareholders at a meeting scheduled to be held on or about March 6, 2007. If approved, shareholders of the Trust will become Class D shareholders of Government Securities equal to the value of their holdings in the Trust.

Morgan Stanley Government Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED SEPTEMBER 30
                                                     ---------------------------------------------------------------------
                                                       2006           2005           2004           2003           2002
                                                     ---------      ---------      ---------      ---------      ---------

Selected Per Share Data:
Net asset value, beginning of period...............     $9.78          $9.85          $9.96         $10.09         $ 9.74
                                                        -----          -----          -----         ------         ------
Income (loss) from investment operations:
    Net investment income*.........................      0.38           0.33           0.29           0.30           0.26(1)
    Net realized and unrealized gain (loss)........     (0.07)         (0.01)          0.00          (0.04)          0.55(1)
                                                        -----          -----          -----         ------         ------
Total income from investment operations............      0.31           0.32           0.29           0.26           0.81
                                                        -----          -----          -----         ------         ------
Less dividends and distributions from:
    Net investment income..........................     (0.42)         (0.40)         (0.41)         (0.43)         (0.49)
    Net realized gain..............................        --          (0.02)         (0.02)            --             --
                                                        -----          -----          -----         ------         ------
Total dividends and distributions..................     (0.42)         (0.42)         (0.43)         (0.43)         (0.49)
                                                        -----          -----          -----         ------         ------
Anti-dilutive effect of acquiring treasury
 shares*...........................................      0.03           0.03           0.03           0.04           0.03
                                                        -----          -----          -----         ------         ------
Net asset value, end of period.....................     $9.70          $9.78          $9.85         $ 9.96         $10.09
                                                        =====          =====          =====         ======         ======
Market value, end of period........................     $8.89          $8.87          $8.97         $ 8.96         $ 9.29
                                                        =====          =====          =====         ======         ======
Total Return+......................................      5.13%          3.63%          5.02%          1.13%          7.67%
Ratios to Average Net Assets:
Total expenses (before expense offset).............      0.72%          0.72%          0.72%          0.71%          0.69%
Net investment income..............................      3.92%          3.40%          2.98%          3.04%          2.71%(1)
Supplemental Data:
Net assets, end of period, in thousands............  $309,201       $321,473       $334,714       $350,472       $372,840
Portfolio turnover rate............................       119%           139%           258%           312%           122%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1) Effective October 1, 2002, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income and increase net realized and unrealized gain by $0.22; and decrease the ratio of net investment income to average net assets by 2.28%.

22
                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Morgan Stanley Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Government Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Government Income Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 21, 2006

Morgan Stanley Government Income Trust
REVISED INVESTMENT POLICY (UNAUDITED)

Asset-Backed Securities -- The Trust may invest up to 20% of its assets in asset-backed securities ("ABS") rated by one or more nationally recognized statistical rating agencies ("NRSROs") in the highest rating category at the time of purchase (e.g., AAA by Standard & Poor's or Fitch or Aaa by Moody's); ABS are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for ABS may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

ABS are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of ABS raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the ABS. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. ABS entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders. There may be a limited secondary market for certain of the ABS in which the Trust invests.

Investment Grade Securities -- The Trust may invest up to 10% of its assets in investment-grade non-U.S. Government securities. Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by a private issuer; or (c) considered by the Investment Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be "high grade". The Trust is permitted to hold investment grade securities or "high grade" securities,

Morgan Stanley Government Income Trust
REVISED INVESTMENT POLICY (UNAUDITED) continued

and may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security or "high grade" security, respectively. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Trust.

Non-Agency Mortgage Securities -- The Trust may invest up to 20% of its assets in privately issued mortgage-related securities and mortgage-backed securities not directly guaranteed by instrumentalities of the U.S. government (including privately issued collateralized mortgage obligations and REMICs) (collectively, "Private Pass-Throughs") and/or in privately issued certificates representing stripped U.S. government or mortgage-related securities.

The Trust may invest in Private Pass-Throughs only if such Private Pass-Throughs are rated at the time of purchase in the two highest grades by a NRSRO or if unrated, are considered by the Trust's investment adviser to be of comparable quality. The collateral underlying such Private Pass-Throughs may consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other types of collateral such as cash or real estate.

The Trust may invest in the principal only or interest only components of U.S. government securities. Certain agencies or instrumentalities of the U.S. government and a number of banks and brokerage firms separate ("strip") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account). Such custodial receipts or certificates of private issuers are not considered by the Trust to be U.S. government securities. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities.

Stripped mortgage-related securities (hereinafter referred to as "Stripped Mortgage Securities") are derivative multiclass mortgage securities. Stripped Mortgage Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the

Morgan Stanley Government Income Trust
REVISED INVESTMENT POLICY (UNAUDITED) continued

other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity with an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to fully recoup its initial investment in these securities even if the security is rated the highest quality by a NRSRO. Holders of PO securities are not entitled to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Special tax considerations are associated with investing in principal only securities. Such securities may involve greater risk than securities issued directly by the U.S. Government, its agencies or instrumentalities.

Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Trust's limitation on investments in illiquid securities. The Trust follows established guidelines and standards for determining whether a particular stripped security is liquid. Generally, such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share. Stripped Mortgage Securities, other than government-issued IO and PO securities backed by fixed-rate mortgages, are presently considered by the staff of the SEC to be illiquid securities and thus subject to the Trust's limitation on investment in illiquid securities.

Cross Hedging -- The Trust may also enter into cross currency hedges, which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. There is an additional risk to the extent that these transactions create exposure to currencies in which the Trust's securities are not denominated.

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Frank L. Bowman (61)                     Trustee      Since August    President and Chief Executive        161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Officer of the Nuclear Energy
Counsel to the Independent Trustees                                   Institute (policy
1177 Avenue of the Americas                                           organization) (since February
New York, NY 10036                                                    2005); Director or Trustee of
                                                                      various Retail and
                                                                      Institutional Funds (since
                                                                      August 2006) formerly
                                                                      variously, Admiral in the U.S.
                                                                      Navy, Director of Naval
                                                                      Nuclear Propulsion Program and
                                                                      Deputy Administrator-Naval
                                                                      Reactors in the National
                                                                      Nuclear Security
                                                                      Administration at the U.S.
                                                                      Department of Energy
                                                                      (1996-2004). Honorary Knight
                                                                      Commander of the Most
                                                                      Excellent Order of the British
                                                                      Empire.

Michael Bozic (65)                       Trustee      Since April     Private investor; Chairperson        175
c/o Kramer Levin Naftalis & Frankel LLP               1994            of the Valuation, Insurance
Counsel to the Independent Trustees                                   and Compliance Committee
1177 Avenue of the Americas                                           (since October 2006); Director
New York, NY 10036                                                    or Trustee of the Retail Funds
                                                                      (since April 1994) and the
                                                                      Institutional Funds (since
                                                                      July 2003); formerly
                                                                      Chairperson of the Insurance
                                                                      Committee (July 2006-September
                                                                      2006); Vice Chairman of Kmart
                                                                      Corporation (December 1998-
                                                                      October 2000), Chairman and
                                                                      Chief Executive Officer of
                                                                      Levitz Furniture Corporation
                                                                      (November 1995-November 1998)
                                                                      and President and Chief
                                                                      Executive Officer of Hills
                                                                      Department Stores (May
                                                                      1991-July 1995); variously
                                                                      Chairman, Chief Executive
                                                                      Officer, President and Chief
                                                                      Operating Officer (1987-1991)
                                                                      of the Sears Merchandise Group
                                                                      of Sears, Roebuck & Co.


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Frank L. Bowman (61)                     Director of the National
c/o Kramer Levin Naftalis & Frankel LLP  Energy Foundation, the U.S.
Counsel to the Independent Trustees      Energy Association, the
1177 Avenue of the Americas              American Council for Capital
New York, NY 10036                       Formation and the Armed
                                         Services YMCA of the USA.
Michael Bozic (65)                       Director of various business
c/o Kramer Levin Naftalis & Frankel LLP  organizations.
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Kathleen A. Dennis (53)                  Trustee      Since August    President, Cedarwood                 161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Associates (mutual fund
Counsel to the Independent Trustees                                   consulting) (since July 2006);
1177 Avenue of the Americas                                           Chairperson of the Closed-End,
New York, NY 10036                                                    Money Market and Alternatives
                                                                      Sub-Committee of the
                                                                      Investment Committee (since
                                                                      October 2006) and Director or
                                                                      Trustee of various Retail and
                                                                      Institutional Funds (since
                                                                      August 2006); formerly, Senior
                                                                      Managing Director of Victory
                                                                      Capital Management
                                                                      (1993-2006).

Edwin J. Garn (73)                       Trustee      Since January   Consultant; Director or              175
1031 N. Chartwell Court                               1993            Trustee of the Retail Funds
Salt Lake City, UT 84103                                              (since January 1993) and the
                                                                      Institutional Funds (since
                                                                      July 2003); Member of the Utah
                                                                      Regional Advisory Board of
                                                                      Pacific Corp. (utility
                                                                      company); formerly Managing
                                                                      Director of Summit Ventures
                                                                      LLC (lobbying and consulting
                                                                      firm) (2000-2004); United
                                                                      States Senator (R-Utah)
                                                                      (1974-1992) and Chairman,
                                                                      Senate Banking Committee
                                                                      (1980-1986), Mayor of Salt
                                                                      Lake City, Utah (1971-1974),
                                                                      Astronaut, Space Shuttle
                                                                      Discovery (April 12-19, 1985),
                                                                      and Vice Chairman, Huntsman
                                                                      Corporation (chemical
                                                                      company).

Wayne E. Hedien (72)                     Trustee      Since           Retired; Director or Trustee         175
c/o Kramer Levin Naftalis & Frankel LLP               September 1997  of the Retail Funds; (Since
Counsel to the Independent Trustees                                   September 1997) and the
1177 Avenue of the Americas                                           Institutional Funds (since
New York, NY 10036                                                    July 2003); formerly
                                                                      associated with the Allstate
                                                                      Companies (1966-1994), most
                                                                      recently as Chairman of The
                                                                      Allstate Corporation (March
                                                                      1993-December 1994) and
                                                                      Chairman and Chief Executive
                                                                      Officer of its wholly-owned
                                                                      subsidiary, Allstate Insurance
                                                                      Company (July 1989-December
                                                                      1994).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Kathleen A. Dennis (53)                  None.
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036
Edwin J. Garn (73)                       Director of Franklin Covey
1031 N. Chartwell Court                  (time management systems), BMW
Salt Lake City, UT 84103                 Bank of North America, Inc.
                                         (industrial loan corporation),
                                         Escrow Bank USA (industrial
                                         loan corporation); United
                                         Space Alliance (joint venture
                                         between Lockheed Martin and
                                         the Boeing Company) and Nuskin
                                         Asia Pacific (multilevel
                                         marketing); member of the
                                         board of various civic and
                                         charitable organizations.
Wayne E. Hedien (72)                     Director of The PMI Group Inc.
c/o Kramer Levin Naftalis & Frankel LLP  (private mortgage insurance);
Counsel to the Independent Trustees      Trustee and Vice Chairman of
1177 Avenue of the Americas              The Field Museum of Natural
New York, NY 10036                       History; director of various
                                         other business and charitable
                                         organizations.

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Dr. Manuel H. Johnson (57)               Trustee      Since July      Senior Partner, Johnson Smick        175
c/o Johnson Smick Group, Inc.                         1991            International, Inc.,
888 16th Street, N.W.                                                 (consulting firm); Chairperson
Suite 740                                                             of the Investment Committee
Washington, D.C. 20006                                                (since October 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2003); Co-Chairman
                                                                      and a founder of the Group of
                                                                      Seven Council (G7C), an
                                                                      international economic
                                                                      commission; formerly Chairman
                                                                      of the Audit Committee (July
                                                                      1991-September 2006); Vice
                                                                      Chairman of the Board of
                                                                      Governors of the Federal
                                                                      Reserve System and Assistant
                                                                      Secretary of the U.S.
                                                                      Treasury.

Joseph J. Kearns (64)                    Trustee      Since July      President, Kearns & Associates       176
c/o Kearns & Associates LLC                           2003            LLC (investment consulting);
PMB754                                                                Chairperson of the Audit
23852 Pacific Coast Highway                                           Committee (since October 2006)
Malibu, CA 90265                                                      and Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since August 1994); formerly
                                                                      Deputy Chairperson of the
                                                                      Audit Committee (July 2003-
                                                                      September 2006) and
                                                                      Chairperson of the Audit
                                                                      Committee of the Institutional
                                                                      Funds (October 2001-July
                                                                      2003); formerly CFO of the J.
                                                                      Paul Getty Trust.


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Dr. Manuel H. Johnson (57)               Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.            construction); Director of KFX
888 16th Street, N.W.                    Energy; Director of RBS
Suite 740                                Greenwich Capital Holdings
Washington, D.C. 20006                   (financial holding company).
Joseph J. Kearns (64)                    Director of Electro Rent
c/o Kearns & Associates LLC              Corporation (equipment
PMB754                                   leasing), The Ford Family
23852 Pacific Coast Highway              Foundation, and the UCLA
Malibu, CA 90265                         Foundation.

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Michael F. Klein (47)                    Trustee      Since August    Chief Operating Officer and          161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Managing Director, Aetos
Counsel to the Independent Trustees                                   Capital, LLC (since March
1177 Avenue of the Americas                                           2000); Chairman of the
New York, NY 10036                                                    Fixed-Income Sub-Committee of
                                                                      the Investment Committee
                                                                      (since October 2006) and
                                                                      Director or Trustee (since
                                                                      August 2006) of various Retail
                                                                      and Institutional Funds;
                                                                      formerly Managing Director,
                                                                      Morgan Stanley & Co. Inc. and
                                                                      Morgan Stanley Dean Witter
                                                                      Investment Management,
                                                                      President, Morgan Stanley
                                                                      Institutional Funds (June
                                                                      1998-March 2000) and
                                                                      Principal, Morgan Stanley &
                                                                      Co. Inc. and Morgan Stanley
                                                                      Dean Witter Investment
                                                                      Management (August
                                                                      1997-December 1999).

Michael E. Nugent (70)                   Chairman of  Chairman of     General Partner of Triumph           175
c/o Triumph Capital, L.P.                the Board    the Board       Capital, L.P., a private
445 Park Avenue                          and Trustee  since July      investment partnership;
New York, NY 10022                                    2006 and        Chairman of the Board of the
                                                      Trustee since   Retail Funds and Institutional
                                                      July 1991       Funds (since July 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2001); formerly
                                                                      Chairman of the Insurance
                                                                      Committee (until July 2006);
                                                                      Vice President, Bankers Trust
                                                                      Company and BT Capital
                                                                      Corporation (1984-1988).

W. Allen Reed (59)                       Trustee      Since August    Chairperson of the Equity Sub-       161
c/o Kramer Levin Naftalis & Frankel LLP               2006            Commitee of the Investment
Counsel to the Independent Trustees                                   Committee (since October 2006)
1177 Avenue of the Americas                                           and Director or Trustee (since
New York, NY 10036                                                    August 2006) of various Retail
                                                                      and Institutional Funds.
                                                                      President and CEO of General
                                                                      Motors Asset Management;
                                                                      Chairman and Chief Executive
                                                                      Officer of the GM Trust Bank
                                                                      and Corporate Vice President
                                                                      of General Motors Corporation
                                                                      (August 1994-December 2005).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Michael F. Klein (47)                    Director of certain investment
c/o Kramer Levin Naftalis & Frankel LLP  funds managed or sponsored by
Counsel to the Independent Trustees      Aetos Capital LLC.
1177 Avenue of the Americas
New York, NY 10036
Michael E. Nugent (70)                   None.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY 10022
W. Allen Reed (59)                       Director of GMAC (financial
c/o Kramer Levin Naftalis & Frankel LLP  services), GMAC Insurance
Counsel to the Independent Trustees      Holdings and Temple-Inland
1177 Avenue of the Americas              Industries (Packaging, Banking
New York, NY 10036                       and Forrest Products); member
                                         of the Board of Executives of
                                         the Morgan Stanley Capital
                                         International Editorial Board;
                                         Director of Legg Mason and
                                         Director of various investment
                                         fund advisory boards.

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Fergus Reid (74)                         Trustee      Since July      Chairman of Lumelite Plastics        176
c/o Lumelite Plastics Corporation                     2003            Corporation; Chairperson of
85 Charles Colman Blvd.                                               the Governance Committee and
Pawling, NY 12564                                                     Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since June 1992).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Fergus Reid (74)                         Trustee and Director of
c/o Lumelite Plastics Corporation        certain investment companies
85 Charles Colman Blvd.                  in the JPMorgan Funds complex
Pawling, NY 12564                        managed by J.P. Morgan
                                         Investment Management Inc.

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustee:

                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                    Fund Complex
                                       Position(s)  Term of Office                                   Overseen by
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During   Interested
         Interested Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
-------------------------------------  -----------  --------------  ------------------------------  -------------
James F. Higgins (58)                  Trustee      Since June      Director or Trustee of the           175
c/o Morgan Stanley Trust                            2000            Retail Funds (since June 2000)
Harborside Financial Center                                         and the Institutional Funds
Plaza Two                                                           (since July 2003); Senior
Jersey City, NJ 07311                                               Advisor of Morgan Stanley
                                                                    (since August 2000).


      Name, Age and Address of          Other Directorships Held by
         Interested Trustee                  Interested Trustee
-------------------------------------  ------------------------------
James F. Higgins (58)                  Director of AXA Financial,
c/o Morgan Stanley Trust               Inc. and The Equitable Life
Harborside Financial Center            Assurance Society of the
Plaza Two                              United States (financial
Jersey City, NJ 07311                  services).

---------------------

  * This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").
 ** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of October 2, 2006.

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

Executive Officers:

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Ronald E. Robison (67)         President and    President       President (since September 2005) and Principal Executive
1221 Avenue of the Americas    Principal        since           Officer (since May 2003) of funds in the Fund Complex;
New York, NY 10020             Executive        September 2005  President (since September 2005) and Principal Executive
                               Officer          and Principal   Officer (since May 2003) of the Van Kampen Funds; Managing
                                                Executive       Director, Director and/or Officer of the Investment Adviser
                                                Officer since   and various entities affiliated with the Investment Adviser;
                                                May 2003        Director of Morgan Stanley SICAV (since May 2004). Formerly,
                                                                Executive Vice President (July 2003 to September 2005) of
                                                                funds in the Fund Complex and the Van Kampen Funds;
                                                                President and Director of the Institutional Funds (March
                                                                2001 to July 2003); Chief Global Operating Officer of Morgan
                                                                Stanley Investment Management Inc.; Chief Administrative
                                                                Officer of Morgan Stanley Investment Advisors Inc.; Chief
                                                                Administrative Officer of Morgan Stanley Services Company
                                                                Inc.

J. David Germany (52)          Vice President   Since February  Managing Director and (since December 2005) Chief Investment
Morgan Stanley Investment                       2006            Officer -- Global Fixed Income of Morgan Stanley Investment
Management Ltd.                                                 Management; Managing Director and Director of Morgan Stanley
25 Cabot Square                                                 Investment Management Limited; Vice President of the Retail
Canary Wharf, London                                            and Institutional Funds (since February 2006).
United Kingdom E144QA

Dennis F. Shea (53)            Vice President   Since February  Managing Director and (since February 2006) Chief Investment
1221 Avenue of the Americas                     2006            Officer -- Global Equity of Morgan Stanley Investment
New York, NY 10020                                              Management; Vice President of the Retail and Institutional
                                                                Funds (since February 2006). Formerly, Managing Director and
                                                                Director of Global Equity Research at Morgan Stanley.

Barry Fink (51)                Vice President   Since February  Managing Director and General Counsel of Morgan Stanley
1221 Avenue of the Americas                     1997            Investment Management; Managing Director of the Investment
New York, NY 10020                                              Adviser and various entities affiliated with the Investment
                                                                Adviser; Vice President of the Retail Funds and (since July
                                                                2003) the Institutional Funds. Formerly, Secretary, General
                                                                Counsel and/or Director of the Investment Adviser and
                                                                various entities affiliated with the Investment Adviser;
                                                                Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44)           Vice President   Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                     2004            Management of Morgan Stanley Investment Management (since
New York, NY 10020                                              July 2004); Vice President of the Retail Funds and the
                                                                Institutional Funds (since July 2004); Vice President of the
                                                                Van Kampen Funds (since August 2004); Secretary (since
                                                                February 2006) and Managing Director (since July 2004) of
                                                                the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and
                                                                General Counsel -- Americas, UBS Global Asset Management
                                                                (July 2000 to July 2004).

Carsten Otto (42)              Chief            Since October   Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas    Compliance       2004            Stanley Investment Management (since October 2004); Managing
New York, NY 10020             Officer                          Director and Chief Compliance Officer of Morgan Stanley
                                                                Investment Management. Formerly, Assistant Secretary and
                                                                Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)      Vice President   Since December  Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1997            entities affiliated with the Investment Adviser; Vice
New York, NY 10020                                              President of the Retail Funds (since July 2002) and the
                                                                Institutional Funds (since December 1997). Formerly,
                                                                Secretary of various entities affiliated with the Investment
                                                                Adviser.

Morgan Stanley Government Income Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Francis J. Smith (41)          Treasurer and    Treasurer       Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust       Chief Financial  since July      entities affiliated with the Investment Adviser; Treasurer
Harborside Financial Center    Officer          2003 and Chief  and Chief Financial Officer of the Retail Funds (since July
Plaza Two                                       Financial       2003). Formerly, Vice President of the Retail Funds
Jersey City, NJ 07311                           Officer since   (September 2002 to July 2003).
                                                September 2002

Mary E. Mullin (39)            Secretary        Since June      Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1999            entities affiliated with the Investment Adviser; Secretary
New York, NY 10020                                              of the Retail Funds (since July 2003) and the Institutional
                                                                Funds (since June 1999).

---------------------

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on January 9, 2006.

The Trust's Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Trust's N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                      2006 FEDERAL TAX NOTICE (UNAUDITED)

         Of the Trust's ordinary dividends paid during the fiscal year ended September 30, 2006, 43.72% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                      (This Page Intentionally Left Blank)

TRUSTEES

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020
Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Government Income
Trust

Annual Report
September 30, 2006

[MORGAN STANLEY LOGO]

GVTRPT-RA06-01028P-Y09/06

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12 A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006                       REGISTRANT   COVERED ENTITIES(1)
----                       ----------   -------------------
AUDIT FEES .............   $31,400              N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $   531(2)      $5,328,768(2)
   TAX FEES ............   $ 4,900(3)      $1,640,675(4)
   ALL OTHER FEES ......   $    --         $       --
TOTAL NON-AUDIT FEES ...   $ 5,431         $6,969,443

TOTAL ..................   $36,831         $6,969,443

2005                       REGISTRANT   COVERED ENTITIES(1)
----                       ----------   -------------------
AUDIT FEES .............   $31,617             N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $   540(2)      $3,215,745(2)
   TAX FEES ............   $ 6,692(3)      $   24,000(4)
   ALL OTHER FEES ......   $    --         $       --
TOTAL NON-AUDIT FEES ...   $ 7,232         $3,239,745

TOTAL ..................   $38,849         $3,239,745

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

     1. STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

     2. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     3. AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     4. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     5. TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     6. ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

     8. PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     9. ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

     10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

          Morgan Stanley Retail Funds
          Morgan Stanley Investment Advisors Inc.
          Morgan Stanley & Co. Incorporated
          Morgan Stanley DW Inc.
          Morgan Stanley Investment Management Inc.
          Morgan Stanley Investment Management Limited
          Morgan Stanley Investment Management Private Limited
          Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
          Van Kampen Asset Management
          Morgan Stanley Services Company, Inc.
          Morgan Stanley Distributors Inc.
          Morgan Stanley Trust FSB

          Morgan Stanley Institutional Funds
          Morgan Stanley Investment Management Inc.
          Morgan Stanley Investment Advisors Inc.
          Morgan Stanley Investment Management Limited
          Morgan Stanley Investment Management Private Limited
          Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
          Morgan Stanley & Co. Incorporated
          Morgan Stanley Distribution, Inc.
          Morgan Stanley AIP GP LP
          Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

                                TRUST MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Trust is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust's portfolio and the overall execution of the strategy of the Trust are Scott F. Richard, a Managing Director of the Investment Adviser and Menglin Luo and Jaidip Singh, Executive Directors of the Investment Adviser.

Mr. Richard has been associated with the Investment Adviser in an investment management capacity since February 1992 and began managing the Trust in March 2003. Mr. Luo has been associated with the Investment Adviser in an investment management capacity since July 1998 and began managing the Trust in January 2005. Mr. Singh as been associated with the Investment Adviser in an investment management capacity since April 1996 and began managing the Trust in January 2005.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of September 30, 2006:

Mr. Richard managed seven mutual funds with a total of approximately $8.5 billion in assets; one pooled investment vehicle other than mutual funds with a total of approximately $299.4 million in assets; and five other accounts with a total of approximately $2.0 billion in assets.

Mr. Luo managed eight mutual funds with a total of approximately $8.6 billion in assets; no pooled investment vehicles other than mutual funds; and nine other accounts with a total of approximately $1.3 billion in assets.

Mr. Singh managed four mutual funds with a total of approximately $4.0 billion in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $122.5 million in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

-    Cash Bonus.

- Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMAP fund menu, which may or may not include the Trust.

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark, indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Investment Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of September 30, 2006, the portfolio managers did not own any shares of the Trust.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                                          (d) Maximum Number (or
                                                                   (c) Total Number of      Approximate Dollar
                          (a) Total                                  Shares (or Units)     Value) of Shares (or
                          Number of                                Purchased as Part of   Units) that May Yet Be
                          Shares (or      (b) Average Price Paid    Publicly Announced      Purchased Under the
       Period          Units) Purchased     per Share (or Unit)      Plans or Programs       Plans or Programs
       ------          ----------------   ----------------------   --------------------   ----------------------
October 1, 2005 --
October 31, 2005             92,200                $8.8597                 N/A                      N/A

November 1, 2005 --
November 30, 2005            89,400                $8.7652                 N/A                      N/A

December 1, 2005 --
December 31, 2005            97,100                $8.7644                 N/A                      N/A

January 1, 2006 --
January 31, 2006             77,800                $8.8762                 N/A                      N/A

February 1, 2006 --
February 28, 2006            58,100                $8.7464                 N/A                      N/A

March 1, 2006 --
March 31, 2006               74,000                $8.7221                 N/A                      N/A

April 1, 2006 ---
April 30, 2006               82,400                 8.6173                 N/A                      N/A

May 1, 2006 ---
May 31, 2006                 90,300                 8.5704                 N/A                      N/A

June 1, 2006 ---
June 30, 2006                65,200                 8.5842                 N/A                      N/A

July 1, 2006 ---
July 31, 2006                84,700                 8.6604                 N/A                      N/A

August 1, 2006 ---
August 31, 2006             114,900                 8.8607                 N/A                      N/A

September 1, 2006---
September 30, 2006           68,100                 8.9180                 N/A                      N/A

Total                       994,200                 8.7454                 N/A                      N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Government Income Trust


/s/ Ronald E. Robison
--------------------------------------
Ronald E. Robison
Principal Executive Officer
November 21, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
--------------------------------------
Ronald E. Robison
Principal Executive Officer
November 21, 2006


/s/ Francis Smith
--------------------------------------
Francis Smith
Principal Financial Officer
November 21, 2006